Neiman Funds

Neiman Large Cap Value Fund

Supplement dated December 15, 2009

to the Statement of Additional Information

dated August 1, 2009

The first paragraph under the heading DESCRIPTION OF THE TRUST AND THE FUND on page 1 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

The Neiman Large Cap Value Fund (the "Fund") was organized as a non-diversified series of Neiman Funds (the "Trust") on January 3, 2003 and commenced operations on April 1, 2003.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 3, 2003 (the "Trust Agreement") consisting of one series.  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The investment adviser to the Fund is Neiman Funds Management LLC (the "Adviser").

The first and second paragraphs under the heading THE INVESTMENT MANAGER on page 7 of the Statement of Additional Information are deleted in their entirety and replaced with the following:

The Adviser is Neiman Funds Management LLC located at 6631 Main Street, Williamsville, New York, 14221.  As shareholders of the Adviser, Harvey Neiman, Daniel Neiman, Michael Lomas, Joshua Heims and Glenn Wiggle are regarded to control the Adviser for purposes of the 1940 Act.

Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees.  Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust; the Fund is responsible for the compensation and expenses of any trustees and officers who are not officers or employees of the Adviser.  The Adviser receives an annual investment management fee from the Fund of 1.00% of the average daily net assets of the Fund.  The Adviser has agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 1.75% of its average daily net assets through July 31, 2012.   For the fiscal year ended March 31, 2007,Neiman Capital Management, LLC, the previous investment adviser to the Trust ("Previous Adviser"), earned management fees equal to $22,468 all of which it waived.  For the fiscal year ended March 31, 2008, the Previous Adviser earned management fees equal to $34,165 all of which it waived.  For the fiscal year ended March 31, 2009, the Previous Adviser earned management fees equal to $89,779 and waived management fees equal to $66,469.

The Interested Trustees and Officers table on page 9 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Interested Trustees and Officers

Name, Address(1), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Harvey Neiman(2), Year of birth :1943	President and Trustee	Indefinite Term Since 2003	Neiman Capital Management LLC, Portfolio Manager (1999 – 2009). Neiman Funds Management LLC, Portfolio Manager (2009-Present).	1	None
Michael Lomas(2) Year of Birth: 1974	Trustee	Indefinite Term Since 2009	NEXT Financial Group, Division Manager and Registered Representative (2000-Present); Financials Guys LLC, Co-owner/Co-founder (2000-Present); Independent Solutions Wealth Management, LLC, President (2007-Present). Neiman Funds Management LLC, Business Development (2009-Present).	1	None
Daniel Neiman(2), Year of birth: 1977	Treasurer, Secretary, and Chief Compliance Officer	Indefinite Term Since 2003 (Chief Compliance Officer Since 2004)	Neiman Capital Management LLC, Portfolio Manager (1999 – 2009). Neiman Funds Management LLC, Portfolio Manager (2009-Present).	NA	NA

(1) The address of each trustees and officer is c/o Neiman Funds, 6325 La Valle Plateada, PO Box 205, Rancho Santa Fe, CA 92067.

(2) Harvey Neiman, Michael Lomas, and Daniel Neiman are considered to be "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Adviser.  Harvey Neiman is Daniel Neiman’s father.

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This supplement and the Prospectus dated August 1, 2009 provide the information a prospective investor ought to know before investing and should be retained for future reference.